EXHIBIT 7

                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 13th day of December, 1995.

                                   /s/ R. Kevin Ackerman
                                   R. Kevin Ackerman


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF ILLINOIS
                                   :  ss.:
          COUNTY OF COOK

                    On this 13th day of December, 1995, before me, Mercedes G. Garcia, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Mercedes G. Garcia

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 4th day of December, 1995.

                                   /s/ Richard R. Bowlin
                                   Richard R. Bowlin


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 4th day of December, 1995, before me, Richard R. Bowlin, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.


                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 4th day of December, 1995.

                                   /s/ W. Lloyd Bridges, M.D.
                                   W. Lloyd Bridges, M.D.


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 4th day of December, 1995, before me,
          W. Lloyd Bridges, M.D., a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 5th day of December, 1995.

                              /s/ Robert L. Bridges, Trustee
                              W. Lloyd Bridges, MD - Trust
                              by Robert L. Bridges, Trustee


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF OHIO
                                   :  ss.:
          COUNTY OF UNION

                    On this 5th day of December, 1995, before me,
          W. Lloyd Bridges, MD Trust, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Nancy L. Jillisky

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.


                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 8th day of December, 1995.

                                   /s/ Karl D. Schroeder
                                   Real Estate Development, Ltd.
                                   Managing Partner


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF WELLS

                    On this 8th day of December, 1995, before me, Debra Pursifull, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Debra Pursifull

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.


                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 8th day of December, 1995.

                                   /s/ Richard W. Evans
                                   Richard W. Evans


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF WELLS

                    On this 8th day of December, 1995, before me, Debra Pursifull, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Debra Pursifull

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 8th day of December, 1995.

                                   /s/ Ryan M. Evans
                                   Ryan M. Evans


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF WELLS

                    On this 8th day of December, 1995, before me, Debra Pursifull, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Debra Pursifull

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.


                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 6th day of December, 1995.

                                   /s/ Constance A. Gregory
                                   Constance A. Gregory


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 6th day of December, 1995, before me, Constance A. Gregory, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 4th day of December, 1995.

                                   /s/ Samuel B. Gregory, Jr.
                                   Samuel B. Gregory, Jr.


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 4th day of December, 1995, before me, Samuel B. Gregory, Jr., a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 7th day of December, 1995.

                                   /s/ Gerald Guyer
                                   Gerald Guyer


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 7th day of December, 1995, before me, Gerald Guyer, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.


                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 6th day of December, 1995.

                                   /s/ William R. Klaehn

                                   /s/ J. Yvonne Klaehn
                                   William R. Klaehn &
                                   J. Yvonne Klaehn Jt Ten


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 6th day of December, 1995, before me, William R. Klaehn and J. Yvonne Klaehn, Jt Ten, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.


                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 3rd day of December, 1995.

                                   /s/ Marvin L. Komisorow
                                   Marvin L. Komisorow


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 3rd day of December, 1995, before me, Marvin L. Komisorow, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 7th day of December, 1995.

                                   Paine Webber - IRA

                                   /s/ John E. Krueger, M.D.
                                   Paine Weber - IRA
                                   John E. Krueger, M.D.


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 7th day of December, 1995, before me, Paine Webber - IRA John E. Krueger, M.D., a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.


                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 5th day of December, 1995.

                                   /s/ James R. Martin
                                   James R. Martin


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF ILLINOIS
                                   :  ss.:
          COUNTY OF COOK

                    On this 5th day of December, 1995, before me, James R. Martin, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Heather M. Shinn

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.


                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 9th day of December, 1995.

                                   /s/ Thomas James Martin
                                   Thomas James Martin, Trustee of
                                   the Thomas James Martin
                                   Living Trust U/A dated 2/15/90


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 9th day of December, 1995, before me, Thomas James Martin, Trustee of the Thomas James Martin Living Trust U/A dated 2/15/90, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.


                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 8th day of December, 1995.

                                   /s/ Thomas J. Martin, Jr.
                                   Thomas J. Martin, Jr.


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 8th day of December, 1995, before me, Thomas J. Martin, Jr., a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 3rd day of December, 1995.

                                   /s/ Thomas J. Martin
                                   Thomas J. Martin


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 3rd day of December, 1995, before me, Thomas J. Martin, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 6th day of December, 1995.

                                   Morgan Motors Inc. by

                                   /s/ Lewis G. Morgan
                                   Morgan Motors, Inc. by
                                   Lewis G. Morgan


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF DELAWARE

                    On this 6th day of December, 1995, before me, Robert L. Miller, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Robert L. Miller

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 7th day of December, 1995.

                                   /s/ Jerald L. Morgan
                                   Jerald L. Morgan


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 7th day of December, 1995, before me, Jerald L. Morgan, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.


                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 6th day of December, 1995.

                                   /s/ Gerald R. Nolan, M.D.
                                   Gerald R. Nolan, M.D.


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 6th day of December, 1995, before me, Gerald R. Nolan, M.D., a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.


                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 12th day of December, 1995.

                                   /s/ Richard L. Schlott, Jr.
                                   Richard L. Schlott, Jr.


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF ILLINOIS
                                   :  ss.:
          COUNTY OF DEPAGE

                    On this 12th day of December, 1995, before me, Rita D. Beese, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Rita D. Beese

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 4th day of December, 1995.

                                   /s/ David E. Schouweiler
                                   David E. Schouweiler


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 4th day of December, 1995, before me, Ruth A. Blackwell, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Ruth A. Blackwell

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 5th day of December, 1995.

                                   /s/ Jeanne R. Schouweiler
                                   Jeanne R. Schouweiler


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 5th day of December, 1995, before me, Jeanne R. Schouweiler, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 3rd day of December, 1995.

                                   /s/ Scot C. Schouweiler
                                   Scot C. Schouweiler


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 3rd day of December, 1995, before me, Scot C. Schouweiler, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Cathy L. Martin

                                        Notary Public


                          SHAREHOLDER REPRESENTATIVE
                              POWER OF ATTORNEY

                    The undersigned (the "Grantor") hereby
          constitutes and appoints Thomas J. Martin (the "Attorney") the Grantor's true and lawful representative and attorney-in-fact, without the power of substitution, to act on the Grantor's behalf and in the Grantor's name, place and stead, for the limited purpose of taking all actions, and executing, delivering and filing any and all documents as the Attorney may deem necessary or desirable, in the Attorney's absolute discretion, as fully as the Grantor could do if present, in connection with:

                         (i)  the execution and delivery by the
               Grantor, as a former shareholder of Public Telephone Corporation ("Public"), of the Voting Agreement, by and among PhoneTel Technologies, Inc. ("PhoneTel") and certain former shareholders of Public (including Grantor), any amendments or supplements thereto or any other documents related thereto;

                         (ii) the execution, delivery and filing of
               a Schedule 13D with the Securities Exchange
               Commission and NASDAQ, in connection with the Voting Agreement, any amendments or supplements thereto or any other documents related thereto; and

                         (iii) the execution, delivery and filing
               of any other agreement, certification or document relating to or arising out of the merger between Public and a wholly owned subsidiary of PhoneTel or any amendments or supplements thereto;

          and generally to do, execute and perform any and all other acts, deeds, matters or things whatsoever that ought to be done, executed and performed, or that, in the Attorney's opinion, ought to be done, executed or performed, of every nature and kind whatsoever, as fully effectual as the undersigned could do if personally present, in order to effectuate the above referenced materials and the purpose of the power hereby granted.

                    The Grantor hereby ratifies and confirms, and promises at all times, upon request, to ratify and confirm that Thomas J. Martin may lawfully do or cause to be done pursuant to this Power of Attorney.

                    To the fullest extent permitted by applicable law, this Power of Attorney shall survive the bankruptcy, death, incompetency or insolvency of the Grantor.

                    This instrument may not be changed orally. The Grantor may revoke this instrument at any time without prior notice by a written instrument of revocation. Such instrument shall be valid upon receipt by the Attorney.

                    The foregoing notwithstanding, to induce third parties to act hereunder, any third party receiving a duly executed copy or facsimile of this instrument may act hereunder and rely hereon.

                    IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Grantor has executed this Power of Attorney as of the 4th day of December, 1995.

                                   /s/ Edward E. Beck
                                   SKBW Partnership
                                   Edward E. Beck


                        CERTIFICATE OF ACKNOWLEDGEMENT
                               OF NOTARY PUBLIC

          STATE OF INDIANA
                                   :  ss.:
          COUNTY OF ALLEN

                    On this 4th day of December, 1995, before me, Debra L. Stinson, a Notary Public in and for the State and County aforesaid, personally appeared the above named Grantor personally known to me to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Debra L. Stinson

                                        Notary Public